                                                                  EXECUTION COPY

                      Resale Registration Rights Agreement

                                     between

                                PG&E Corporation

                                       and

                            The Purchasers Identified
                          On The Signature Pages Hereto





                            Dated as of June 25, 2002

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                                TABLE OF CONTENTS

                                                                                 Page
                                                                                 ----

1.       Definitions ..........................................................   1

2.       Shelf Registration ...................................................   5

3.       Registration Failure Liquidated Damages  .............................   8

4.       Registration Procedures  .............................................   9

5.       Registration Expenses  ...............................................  16

6.       Indemnification and Contribution ...................................... 16

7.       Rules 144 and 144A .................................................... 20

8.       Participation in Underwritten Registrations ........................... 20

9.       Selection of Underwriters ............................................. 20

10.      Miscellaneous ......................................................... 21

                  Resale Registration Rights Agreement, dated as of June 25, 2002, between PG&E Corporation, a California corporation (together with any successor entity, herein referred to as the "Issuer"), and the purchasers identified on the signature pages hereto (individually, a "Purchaser" and collectively, the "Purchasers").

                  Pursuant to the Purchase Agreement, dated the date hereof, between the Issuer and the Purchasers (the "Purchase Agreement"), the Purchasers have agreed to purchase from the Issuer $280,000,000 aggregate principal amount of the Issuer's 7.50% Convertible Subordinated Notes due 2007 (together with any PIK Securities or other securities that may be issued thereon, the "Securities"). The Securities are convertible into Conversion Shares (as defined below) on the terms, and subject to the conditions, set forth in the Indenture (as defined herein). To induce the Purchasers to purchase the Securities, the Issuer has agreed to provide the registration rights set forth in this Agreement pursuant to the Purchase Agreement.

                  The parties hereby agree as follows:

                  1. Definitions. As used in this Agreement, the following capitalized terms shall have the following meanings:

                  Agreement: This Resale Registration Rights Agreement, as amended, modified or otherwise supplemented from time to time in accordance with the terms hereof.

                  Applicable Amount: With respect to (i) each Security on any day, the principal amount of the Security on such day and (ii) each Conversion Share, the principal amount of the related Security from which said share was converted.

                  Bankruptcy Code: Title 11 of the United States Code entitled "Bankruptcy", as now or hereafter in effect, or any successor thereto.

                  Blue Sky Application:  As defined in Section 6(a)(i) hereof.

                  broker-dealer: Any broker or dealer registered under the Exchange Act.

                  Business Day: A day other than a Saturday or Sunday or any day on which banking institutions in The City of New York or The City of San Francisco are authorized or obligated by law or regulation to close.

                  Closing Date: The date of this Agreement.

                  Commission: Securities and Exchange Commission.

                  Common Stock: The common stock, no par value, of the Issuer, existing on the date of this agreement, or any other shares of capital stock of the issuer into which such Common Stock shall be reclassified or changed.

                  Conversion Shares: The shares of Common Stock issued or issuable upon conversion of the Securities, including, for the avoidance of doubt, upon the conversion of any PIK Securities.

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                                                                               2

                  Damages Payment Date: Each interest Payment Date. For purposes of this Agreement, if no Securities are outstanding, "Damages Payment Date" shall mean each June 30 and December 31.

                  Effectiveness Period:  As defined in Section 2(b)(iii) hereof.

                  Effectiveness Target Date: As defined in Section 2(b)(ii) hereof.

                  Exchange Act: Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  Holder: A Person who owns, beneficially or otherwise, Transfer Restricted Securities.

                  Indemnified Holder:  As defined in Section 6(a) hereof.

                  Indenture: The Indenture, dated the date hereof, between the Issuer and the Trustee, pursuant to which the Securities are to be issued, as such Indenture is amended, modified or supplemented from time to time in accordance with the terms thereof.

                  Initial Effectiveness Period: As defined in Section 2(a)(iii) hereof.

                  Initial Effectiveness Target Date: As defined in Section 2(a)
         (ii) hereof.

                  Initial Registration Trigger Date: As defined in Section 2(a)
         (i) hereof.

                  Initial Shelf Registration Statement: As defined in Section 2
         (a)(i) hereof.

                  Interest Payment Date: As defined in the Indenture.

                  Issuer: As defined in the preamble hereto.

                  Majority of Holders: Holders holding more than 50% of the aggregate principal amount of Securities outstanding at the time of determination; provided that, for purpose of this definition, a holder of Conversion Shares which constitute Transfer Restricted Securities shall be deemed to hold an aggregate principal amount of Securities (in addition to the principal amount of Securities held by such holder) equal to the product of (x) the number of such Conversion Shares then held by such holder and (y) the prevailing Conversion Price (as defined in the Indenture) at the time of conversion.

                  NASD:  National Association of Securities Dealers, Inc.

                  PIK Securities: As defined in the Indenture, including all Conversion Shares issued or issuable with respect thereto.

                  Person: Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

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                                                                               3

                  PG&E: Pacific Gas and Electric Company, a California corporation.

                  Prospectus: The prospectus included in a Shelf Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

                  Purchase Agreement:  As defined in the preamble hereto.

                  Purchasers:  As defined in the preamble hereto.

                  Questionnaire:  As defined in Section 2(c) hereof.

                  Questionnaire Deadline:  As defined in Section 2(c) hereof.

                  Record Holder: With respect to any Damages Payment Date, each Person who is a Holder on the record date with respect to the Interest Payment Date on which such Damages Payment Date shall occur. In the case of a Holder of Conversion Shares, "Record Holder" shall mean each Person who is a Holder of Conversion Shares which constitutes Transfer Restricted Securities on the 15/th/ day preceding the relevant Damages Payment Date.

                  Registration Default: As defined in Section 3(a) hereof.

                  Registration Failure Liquidated Damages: As defined in Section 3(a) hereof.

                  Registration Trigger Date: As defined in Section 2(a)(i) hereof.

                  Securities: As defined in the preamble hereto.

                  Securities Act: Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

                  Shelf Registration Statement: As defined in Section 2(b)(i) hereof.

                  Shelf Termination Election: Any election by the Issuer to terminate the effectiveness of any Shelf Registration Statement.

                  Subject PIK Security: (i) Any PIK Security at the time it is originally issued under the Indenture; and (ii) in connection with any Shelf Termination Election, all PIK Securities outstanding at the date thereof.

                  Subsequent Effectiveness Period: As defined in Section 2(b)
         (iii) hereof.

                  Subsequent Effectiveness Target Date: As defined in Section 2
         (b)(ii) hereof.

                  Subsequent Registration Trigger Date: As defined in Section 2
         (b)(i) hereof.

                  Subsequent Shelf Registration Statement: As defined in Section 2(b)(i) hereof.

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                                                                               4

                  Suspension Notice:  As defined in Section 4(c) hereof.

                  Suspension Period:  As defined in Section 4(b)(i) hereof.

                  Transfer Conditions: With respect to any Subject PIK Security issued under the Indenture, means the delivery by the Issuer to the Trustee and each Holder of such Subject PIK Security of (a) an Officer's Certificate confirming that (i) such Subject PIK Security is not required to bear the restricted securities legend provided for in the Indenture and (ii) that such Subject PIK Security may be sold or transferred by a person who is not an affiliate of the Issuer pursuant to Rule 144(k) under the Securities Act (or any other similar provision then in force), or is otherwise freely transferable, without regard to any volume or manner of sale restrictions and (b) an Opinion of Counsel (as defined in the Indenture), which shall be an opinion of outside counsel, which confirms such conclusion and states that the holders of the Subject PIK Securities are entitled to rely on such opinion or, if such an Opinion of Counsel was previously delivered, a confirmation from such counsel that there is no change in the opinion previously delivered.

                  Transfer Restricted Securities: Each (a) Conversion Share and
         (b) any other securities issued or issuable with respect to such Conversion Share by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise, until the earlier of:

                         (i) the date on which such Conversion Share or other security has been registered under the Securities Act on a registration statement which has been declared effective by the Commission and disposed of in accordance with such registration statement;

                        (ii) the date on which such Conversion Share or other security (A) has been transferred in compliance with Rule 144 under the Securities Act or (B) may be sold or transferred by a person who is not an affiliate of the Issuer pursuant to Rule 144(k) under the Securities Act (or any other similar provision then in force) without regard to any volume or manner of sale restrictions thereunder; provided, however, that, in the case of Conversion Shares issuable upon conversion of any PIK Securities, the Transfer Conditions have been satisfied or the date as of which this determination is made is at least two years after the issue date of such PIK Security; or

                       (iii) the date on which, following the issuance of such Conversion Share upon conversion of Securities, such Conversion Share or other security ceases to be outstanding (whether as a result of repurchase and cancellation, conversion or otherwise).

                  Trustee: U.S. Bank, N.A., as trustee under the Indenture, and any subsequent trustee thereunder.

                  Underwritten Registration or Underwritten Offering: A registration in which securities of the Issuer are sold to an underwriter for reoffering to the public.

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                                                                               5

                  VWAP: For any security as of any date, the dollar-weighted average price for such security on the principal United States securities exchange on which such security is traded (which is currently the New York Stock Exchange with respect to the Common Stock) during the period beginning at 9:30 a.m. (New York time) (or such other time as such exchange publicly announces is the official open of trading), and ending at 4:00 p.m. (New York time) (or such other time as such exchange publicly announces is the official close of trading) as reported by Bloomberg Financial Markets (or any successor thereto, "Bloomberg") through its "Volume at Price" functions and ignoring any block trade (which for purposes of this definition means any transfer of more than 100,000 shares (subject to adjustment to reflect stock dividends, stock splits, stock combinations or other similar transactions after the date of this Agreement) of such security pursuant to an individual transaction), or, if the foregoing does not apply, the dollar weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30 a.m. (New York time) (or such other time as such exchange publicly announces is the official open of trading), and ending at 4:00 p.m. (New York time) (or such other time as such exchange publicly announces is the official close of trading) as reported by Bloomberg and ignoring any block trade (which for purposes of this definition means any transfer of more than 100,000 shares (subject to adjustment to reflect stock dividends, stock splits, stock combinations or other similar transactions after the date of this Agreement) of such security pursuant to an individual transaction), or if no dollar weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and lowest closing ask price of any of the market makers for such security as reported in the "pink sheets" by the National Quotation Bureau, Inc. If the VWAP cannot be calculated for such security on such date on any of the foregoing bases, the VWAP of such security on such date shall be the fair market value as mutually determined by the Company and a Majority of Holders.

                  2.       Shelf Registration. (a) The Issuer shall:

                               (i) use its best efforts to not later than the date that is 90 days after the date of the consummation of a "plan of reorganization" under the Bankruptcy Code with respect to PG&E (the "Initial Registration Trigger Date"), cause to be filed a registration statement pursuant to Rule 415 under the Securities Act (together with any amendments thereto, the "Initial Shelf Registration Statement"), which Initial Shelf Registration Statement shall provide for resales of all Transfer Restricted Securities held by, or issuable to, the Holders (or which may be issued to the Holders at any time upon conversion of any PIK Securities, as reasonably determined by the Issuer) that have provided the information required pursuant to the terms of Section 2(c) hereof;

                               (ii) use its best efforts to cause the Initial Shelf Registration Statement to be declared effective by the Commission not later than 180 days after the Registration Trigger Date (the "Initial Effectiveness Target Date"); and

                               (iii) after such Initial Shelf Registration
                  Statement has been declared effective, keep the Initial Shelf Registration Statement continuously effective,

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                                                                               6

                  supplemented and amended as required by the provisions of
                  Section 4(b) hereof to the extent necessary to ensure that (A) it is available for resales by the Holders of Transfer Restricted Securities entitled to the benefit of this Agreement and (B) conforms with the requirements of this Agreement and the Securities Act for a period (the "Initial Effectiveness Period") ending on the earlier of:

                                (1) June 25, 2004, or, if any PIK Securities have been issued prior to such date, the earlier of
                           (A) the second anniversary of the most recent date on which any such PIK Securities were authenticated by the Trustee pursuant to the Indenture and (B) the date on which the Transfer Conditions are satisfied; or

                                (2)  such shorter period that will terminate
                           when (x) all of the Holders of Transfer Restricted Securities are able to sell all Transfer Restricted Securities immediately without restriction pursuant to Rule 144(k) under the Securities Act or any successor rule thereto; provided, however, that, in the case of Conversion Shares issued or issuable upon conversion of any PIK Securities, the Transfer Conditions have been satisfied or the date as of which this determination is made is at least two years after the issue date of such PIK Security, (y) all Securities and Transfer Restricted Securities have ceased to be outstanding (whether as a result of repurchase and cancellation, conversion or otherwise) or (z) all Transfer Restricted Securities have been registered under the Initial Shelf Registration Statement and have been sold in accordance therewith.

                  (b) Following the expiration of the Initial Effectiveness Period, the Issuer may make a Shelf Termination Election by delivering written notice thereof and, evidence of the satisfaction of the Transfer Conditions to each Holder of Securities or Transfer Restricted Securities. In the event, however, that, following the expiration of the Initial Effectiveness Period and the making of such Shelf Termination Election, the Issuer issues any PIK Securities and the Transfer Conditions have not been satisfied with respect to any such issuance then the Issuer shall:

                           (i) use its best efforts to file, not later than 20 days after the date on which such PIK Securities are issued (the "Subsequent Registration Trigger Date" and, together with the Initial Registration Trigger Date, a "Registration Trigger Date") cause to be filed a registration statement pursuant to Rule 415 under the Securities Act (together with any amendments thereto, the "Subsequent Shelf Registration Statement" and, together with the Initial Shelf Registration Statement, a "Shelf Registration Statement") which Subsequent Shelf Registration Statement shall provide for resales of all Transfer Restricted Securities held by Holders (or which may be issued to the Holders at any time upon conversion of any PIK Securities) that have provided the information required pursuant to the terms of Section 2(c) hereof;

                           (ii) use its best efforts to cause the Subsequent
                  Shelf Registration Statement to be declared effective by the Commission not later than 60 days after

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                                                                               7

                  the Subsequent Registration Trigger Date (the "Subsequent Effectiveness Target Date" and, together with the Initial Effectiveness Target Date, the "Effectiveness Target Date"); and

                           (iii) after such Subsequent Shelf Registration
                  Statement has been declared effective, keep the Subsequent Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of
                  Section 4(b) hereof to the extent necessary to ensure that (A) it is available for resales by the Holders of Transfer Restricted Securities entitled to the benefit of this Agreement and (B) conforms with the requirements of this Agreement and the Securities Act for a period (the "Subsequent Effectiveness Period" and, together with the Initial Effectiveness Period, the "Effectiveness Period") ending on the earlier of:

                                  (1) the earlier of (A) the second anniversary
                          of the most recent date on which any such PIK Securities were authenticated by the Trustee pursuant to the Indenture and (B) the date on which the Transfer Conditions are satisfied; or

                                  (2) such shorter period that will terminate
                          when (x) all of the Holders of Transfer Restricted Securities are able to sell all Transfer Restricted Securities immediately without restriction pursuant to Rule 144(k) under the Securities Act or any successor rule thereto; provided, however, that, in the case of any Conversion Shares issued or issuable upon conversion of any PIK Securities, the Transfer Conditions have been satisfied or the date as of which this determination is made is at least two years after the issue date of such PIK Security, (y) when no Securities or Transfer Restricted Securities remain outstanding (whether as a result of repurchase and cancellation, conversion or otherwise) or (z) all Transfer Restricted Securities have been registered under the Subsequent Shelf Registration Statement and have been sold in accordance therewith.

                  (c) No Holder of Transfer Restricted Securities shall be permitted to include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless such Holder completes a Selling Securityholder Notice and Questionnaire, substantially in the form attached hereto as Exhibit A (as the same may be amended or modified from time to time to reasonably reflect changes in applicable law) (the "Questionnaire"), and delivers it to the Issuer prior to or on the 15th Business Day after such Holder's receipt of the Questionnaire from the Issuer (each such deadline, a "Questionnaire Deadline"). Prior to such time, each Holder may complete the Questionnaire and deliver it to the Issuer prior to such request and, as a result, shall be entitled to have its Transfer Restricted Securities included in the applicable Shelf Registration Statement filed with the Commission. In addition, upon receipt of one or more written requests for additional information from the Issuer, each Holder who intends to be named as a selling securityholder in the applicable Shelf Registration Statement shall furnish to the Issuer in writing, within 15 Business Days after such Holder's receipt of such request, such additional information regarding such Holder and the proposed distribution by such Holder of its Transfer Restricted Securities, in connection with the Shelf Registration Statement

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                                                                               8

or Prospectus or Preliminary Prospectus included therein and in any application to be filed with or under state securities law, as the Issuer may reasonably request. No Holder of Transfer Restricted Securities shall be entitled to Registration Failure Liquidated Damages pursuant to Section 3 hereof unless such Holder shall have provided such reasonably requested information prior to or on the applicable Questionnaire Deadline. Each Holder whose Transfer Restricted Securities are being registered pursuant to a Shelf Registration Statement agrees to furnish promptly to the Issuer all information required to be disclosed in order to make information previously furnished to the Issuer by such Holder not materially misleading.

                  3.       Registration Failure Liquidated Damages.

                  (a)      If:

                           (i) any Shelf Registration Statement has not been declared effective by the Commission on or prior to the applicable Effectiveness Target Date; or

                           (ii) except as provided in Section 4(b)(i) hereof,
                  any Shelf Registration Statement is filed and declared effective but, during the applicable Effectiveness Period, shall thereafter cease to be effective or fail to be usable for its intended purpose without there being filed with the Commission within ten Business Days a post-effective amendment to such Shelf Registration Statement, a supplement to the Prospectus or a report pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act that cures such failure and, in the case of a post-effective amendment, is itself immediately declared effective;

 (each such event referred to in foregoing clauses (i) and (ii), a "Registration Default"), the Issuer hereby agrees, subject to Section 2(c), to pay liquidated damages ("Registration Failure Liquidated Damages") with respect to the Transfer Restricted Securities from and including the day following the Registration Default to but excluding the day on which the Registration Default has been cured, accruing at a rate:

                           (A) in respect of the Securities, to each holder of Securities, equal to 0.50% per annum of the Applicable Amount of the Securities; and

                           (B) in respect of any Conversion Shares, to each holder of Conversion Shares, equal to 0.50% per annum of the Applicable Amount of the Conversion Shares.

                  (b) All accrued Registration Failure Liquidated Damages shall be paid in arrears to Record Holders by the Issuer on each Damages Payment Date (i) by wire transfer of immediately available funds or by federal funds check or (ii) in PIK Securities. Following the cure of all Registration Defaults relating to any particular Security or Conversion Share, the accrual of Registration Failure Liquidated Damages with respect to such Security or Conversion Share will cease. The Issuer agrees to deliver all notices, certificates and other documents contemplated by the Indenture in connection with the payment of Registration Failure Liquidated Damages.

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                                                                               9

          All obligations of the Issuer set forth in this Section 3 that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such Transfer Restricted Security shall have been satisfied in full; provided, however, that the Registration Failure Liquidated Damages shall cease to accrue on the last day of the Effectiveness Period.

                  The Registration Failure Liquidated Damages set forth above shall be the exclusive monetary remedy available to the Holders of Transfer Restricted Securities for such Registration Default; provide, however, that the Holders of Transfer Restricted Securities shall be entitled to any remedy
          (including, without limitation, monetary damages) which the Holders may have at law or in equity in the event that the Issuer engages in conduct which either is grossly negligent or intentionally malfeasant; provided, further, however, that in no event shall the Issuer's filing and prosecution in good faith of a Shelf Registration Statement in accordance with the terms of this Agreement and advice of a firm of qualified securities counsel be considered as grossly negligent or intentionally malfeasant for purposes of this Agreement

          4. Registration Procedures.

          (a) In connection with any Shelf Registration Statement, the Issuer shall comply with all the provisions of Section 4(b) hereof and shall use its best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto, shall as expeditiously as possible prepare and file with the Commission a Shelf Registration Statement relating to the registration on any appropriate form under the Securities Act.

          (b) In connection with any Shelf Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities, the Issuer shall:

               (i) subject to any notice by the Issuer in accordance with this
          Section 4(b) of the existence of any fact or event of the kind described in Section 4(b)(iii)(D), use its best efforts to keep the Shelf Registration Statement continuously effective during the Effectiveness Period; upon the occurrence of any event that would cause such Shelf Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not be effective and usable for resale of Transfer Restricted Securities during the Effectiveness Period, the Issuer shall file promptly an appropriate amendment to such Shelf Registration Statement, a supplement to the Prospectus or a report filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use its best efforts to cause such amendment to be declared effective and such Shelf Registration Statement and the related Prospectus to become usable for their intended purposes as soon as practicable thereafter. Notwithstanding the foregoing, the Issuer may suspend the effectiveness of any Shelf Registration Statement by written notice (which notice shall not contain any material nonpublic information) to the Holders for a period

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                                                                              10

          (each such period, a "Suspension Period"); provided that the Company shall promptly notify the Holders in writing (which notice shall not contain any material non-public information) of the date the Suspension Period will begin and the expected duration of such period; and provided, further, that no Suspension Period shall exceed 45 consecutive days and all such Suspension Periods shall not exceed an aggregate of 90 days within any consecutive twelve-month period if:

                     (x) an event occurs and is continuing as a result of which such Shelf Registration Statement would, in the Issuer's reasonable judgment, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

                     (y) the Issuer reasonably determines that the disclosure of such event at such time would have a material adverse effect on the business of the Issuer (and its subsidiaries, if any, taken as a whole);

          Notwithstanding the foregoing, in the event that any Holder has, prior to the receipt of notice of the commencement of a Suspension Period, entered into a binding contract to sell any Conversion Shares pursuant to a Shelf Registration Statement, and in accordance with the plan of distribution therein, the Issuer agrees not to prevent its transfer agent from delivering such Conversion Shares to the purchaser thereof without any restrictive legend and otherwise in accordance with the applicable requirements of the Indenture. The Issuer shall use its commercially reasonable efforts to provide any documents, opinions or other information reasonably requested by the transfer agent in connection with any such sale.

               (ii) Prepare and file with the Commission such amendments (including post-effective amendments) and supplements to such Shelf Registration Statement as may be necessary to keep such Shelf Registration Statement continuously effective during the Effectiveness Period; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such Shelf Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Shelf Registration Statement as so amended or in such Prospectus as so supplemented.

               (iii) Advise the underwriter(s), if any, and selling Holders promptly (but in any event within five Business Days) and, if requested by such Persons, to confirm such advice in writing (provided, however, that in no event shall such advice contain any material non-public information):

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                                                                              11

                    (A) when the Prospectus or any Prospectus supplement or
               post-effective amendment has been filed, and, with respect to any Shelf Registration Statement or any post-effective amendment thereto, when the same has become effective,

                    (B) of any request by the Commission for amendments to any
               Shelf Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto,

                    (C) of the issuance by the Commission of any stop order
               suspending the effectiveness of any Shelf Registration Statement under the Securities Act or any notification with respect to the suspension by any state securities commission of the qualification or exemption from qualification of any of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation or threatening of any proceeding for any of the preceding purposes, or

                    (D) of the existence of any fact or the happening of any
               event (the nature of which need not be disclosed) during the Effectiveness Period, that makes any statement of a material fact made in any Shelf Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in any Shelf Registration Statement or the Prospectus in order to make the statements therein not misleading, and that in the case of a Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          Each Holder of Securities, by accepting the same, agrees to hold any communication from the Company pursuant to this Section 4(b)(iii) in confidence.

          If at any time the Commission shall issue any stop order suspending the effectiveness of any Shelf Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Issuer shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time and will provide to the Purchasers and each Holder who is named in such Shelf Registration Statement prompt notice of the withdrawal of any such order (provided that in no event shall such notice contain any material non-public information).

               (iv) Furnish to each of the selling Holders and each of the underwriter(s), if any, before filing with the Commission, one copy of any Shelf Registration Statement and copies of any Prospectus included therein or any amendments or supplements to such Shelf Registration Statement or Prospectus (other than documents incorporated by reference after the initial filing of such Shelf Registration Statement), which documents will be subject to the review of such Holders and underwriter(s), if any, for a period of at least ten Business Days (in the case of a Shelf Registration Statement and the initial Prospectus contained therein) and two Business Days (in the case of any amendment or supplement thereto), and the Issuer will not file such Shelf Registration Statement or initial Prospectus or any amendment or supplement to the Shelf Registration Statement or Prospectus (other than documents incorporated by reference) to which a selling Holder of Transfer Restricted Securities covered by the Shelf Registration Statement or the underwriter(s), if any, shall reasonably object within ten Business Days prior to the filing of such Shelf Registration Statement and Prospectus and within two Business Days prior to the filing of any amendment or supplement thereto. A selling Holder or underwriter, if any, shall be deemed to have reasonably objected to such filing only if a Shelf Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission with respect to the information concerning such Holder or its intended plan of distribution with respect to the Transfer Restricted Securities.

               (v) Make available at reasonable times for inspection by one or more representatives of the selling Holders, designated in writing by a Majority of Holders whose Transfer Restricted Securities are included in a Shelf Registration Statement, any underwriter participating in any distribution pursuant to such Shelf Registration Statement, and any attorney or accountant retained by such selling Holders or any of the underwriter(s), all financial and other records, pertinent corporate documents and properties of the Issuer as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the Issuer's officers, directors, managers and employees to supply all information reasonably requested by any such representative or representatives of the selling Holders, underwriter, attorney or accountant in connection with the Shelf Registration Statement after the filing thereof and before its effectiveness, provided, however, that any information designated by the Issuer as confidential at the time of delivery of such information shall be kept confidential by the recipient thereof; provided, further, that in no event shall the Issuer be required to furnish any material nonpublic information pursuant to this subsection (v).

               (vi) If reasonably requested by any selling Holders or the underwriter(s), if any, promptly incorporate in a Shelf Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, may reasonably request to have included therein, including, without limitation: (1) information relating to the "Plan of Distribution" of the Transfer Restricted Securities, (2) information with respect to the number of shares of Common Stock being sold to such underwriter(s), (3) the purchase price being paid therefor and (4) any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; provided, however, that with respect to any information requested for inclusion by a selling Holder, this clause (vi) shall apply only to such information that relates to the Transfer Restricted Securities to be sold by such selling Holder; and make all required filings of such Prospectus supplement or post-effective amendment as soon as reasonably practicable after the Issuer is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

               (vii) Deliver to each selling Holder and each of the underwriter(s), if any, without charge, upon the effectiveness of any Shelf Registration Statement, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; subject to any notice by the Issuer in accordance with this Section 4(b) of the existence of any fact or event of the kind described in Section 4(b)(iii) (D), the Issuer hereby consents to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto.

               (viii) The Issuer shall:

               (A) upon request, furnish to each selling Holder and each underwriter in the case of an underwritten registration where an underwriting agreement is entered into, if any, in such substance and scope as they may reasonably request and as are customarily made by issuers to underwriters in primary underwritten offerings for selling security holders, upon the date of closing of any sale of Transfer Restricted Securities in an Underwritten Registration:

                      (1) opinions, each dated the date of such closing, of
               counsel to the Issuer covering such of the matters as are customarily covered in legal opinions to underwriters in connection with underwritten offerings of securities; and

                      (2) customary comfort letters, dated the date of such
               closing, from the Issuer's independent accountants (and from any other accountants whose report is contained or incorporated by reference in the Shelf Registration Statement) in the customary form and covering matters of the type customarily covered in comfort letters to underwriters in connection with underwritten offerings of securities;

               (B) set forth in full in the underwriting agreement, if any, indemnification provisions and procedures which provide rights no less protective than those set forth in Section 6 hereof with respect to all parties to be indemnified by the Issuer; and

               (C) deliver such other documents and certificates as may be reasonably requested by such parties to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the selling Holders pursuant to this clause (ix).

               (ix) Before any public offering of Transfer Restricted Securities, cooperate with the selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions in the United States as the selling Holders or underwriter(s), if any, may reasonably request, use best efforts to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by a Shelf Registration Statement; provided, however, that the Issuer shall not be required (A) to register or qualify as a foreign corporation or a dealer of securities where it is not now so qualified or to take any action that would subject it to the service of process in any jurisdiction where it is not now so subject or (B) to subject itself to taxation in any such jurisdiction if it is not now so subject.

               (x) Cooperate with the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends (unless required by applicable securities laws); and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or the underwriter(s), if any, may request at least two Business Days before any sale of Transfer Restricted Securities made by such selling Holders or underwriter(s).

               (xi) Use its best efforts to cause the Transfer Restricted Securities covered by a Shelf Registration Statement to be registered with or approved by such other U.S. governmental agencies or authorities as may be necessary to enable the selling Holders or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities pursuant to such Shelf Registration Statement.

               (xii) Subject to Section 4(b)(i) hereof, if any fact or event contemplated by Section 4(b)(iii)(D) hereof shall exist or have occurred, use its best efforts to prepare a supplement or post-effective amendment to a Shelf Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to any purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

               (xiii) [Reserved]

               (xiv) Cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter that is required to be retained in accordance with the rules and regulations of the NASD.

               (xv) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and all reporting requirements under the Exchange Act.

               (xvi) Cause all Transfer Restricted Securities covered by any Shelf Registration Statement to be listed or quoted, as the case may be, on each securities exchange or automated quotation system on which similar securities issued by the Issuer are then listed or quoted and, if not so listed, to be listed on the NASD automated quotation system.

               (xvii) Provide to each Holder upon written request each document filed with the Commission pursuant to the requirements of Section 13 and Section 15 of the Exchange Act after the effective date of the applicable Shelf Registration Statement.

               (xviii) If reasonably requested by the underwriters, make appropriate officers of the Issuer available to the underwriters for meetings with prospective purchasers of the Transfer Restricted Securities and prepare and present to potential investors customary "road show" or marketing materials in a manner consistent with other new issuances of other securities similar to the Transfer Restricted Securities; but in no event more than once in any 12 month period.

           (c) Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice (a "Suspension Notice") (which notice shall not contain any material nonpublic information) from the Issuer of the existence of any fact of the kind described in Section 4(b)(iii)(D) hereof, such Holder will, and will use its reasonable best efforts to cause any underwriter(s) in an Underwritten Offering to, forthwith discontinue disposition of Transfer Restricted Securities pursuant to any Shelf Registration Statement until:

               (i) such Holder has received copies of the supplemented or amended Prospectus contemplated by Section 4(b)(xii) hereof; or

               (ii) such Holder is advised in writing by the Issuer that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus.

If so directed by the Issuer, each Holder will deliver to the Issuer (at the Issuer's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such notice of suspension.

           5. Registration Expenses. All expenses incident to the Issuer's performance of or compliance with this Agreement shall be borne by the Issuer regardless of whether a Shelf Registration Statement becomes effective, including, without limitation:

               (i) all registration and filing fees and expenses (including filings made by the Purchasers or Holders with the NASD);

               (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws;

               (iii) all expenses of printing (including printing of Prospectuses and certificates for the Conversion Shares) and the Issuer's expenses for messenger and delivery services and telephone;

               (iv) all fees and disbursements of counsel to the Issuer and, subject to Section 5(b) below, the Holders of Transfer Restricted Securities;

               (v) all application and filing fees in connection with listing (or authorizing for quotation) the Common Stock on a national securities exchange or automated quotation system pursuant to the requirements hereof; and

               (vi) all fees and disbursements of independent certified public accountants of the Issuer (including the expenses of any special audit and comfort letters required by or incident to such performance).

           The Issuer shall bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal, accounting or other duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Issuer.

           (b) In connection with any Shelf Registration Statement required by this Agreement, including any amendment or supplement thereto, and any other documents delivered to any Holders, the Issuer shall reimburse the Purchasers and the Holders of Transfer Restricted Securities being registered pursuant to each such Shelf Registration Statement, as applicable, for the reasonable fees and disbursements not to exceed $10,000, of not more than one counsel, which shall be such counsel as may be chosen by a Majority of Holders for whose benefit the Shelf Registration Statement is being prepared.

           6. Indemnification and Contribution.

           (a) The Issuer shall indemnify and hold harmless each Holder, such Holder's officers, directors and employees and each person, if any, who controls such Holder within the meaning of the Securities Act (each, an "Indemnified Holder"), from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to resales of the Transfer Restricted Securities) ("Liabilities"), to which such Indemnified Holder may become subject, insofar as any such Liability arises out of, or is based upon:

           (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Shelf Registration Statement or Prospectus or any amendment or supplement thereto or (B) any blue sky application or other document or any amendment or supplement thereto prepared or executed by the Issuer (or based upon written information furnished by or on behalf of the Issuer expressly for use in such blue sky application or other document or amendment on supplement) filed in any jurisdiction specifically for the purpose of qualifying any or all of the Transfer Restricted Securities under the securities law of any state or other jurisdiction (such application or document being hereinafter called a "Blue Sky Application"); or

           (ii) the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and shall reimburse each Indemnified Holder promptly upon demand for any legal or other expenses reasonably incurred by such Indemnified Holder in connection with investigating or defending or preparing to defend against any such Liability as such expenses are incurred; provided, however, that the Issuer shall not be liable to any Holder in any such case to the extent that any such Liability arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in a Shelf Registration Statement or Prospectus or amendment or supplement thereto or Blue Sky Application in reliance upon and in conformity with written information furnished to the Issuer by or on behalf of such Holder or its related Indemnified Holder specifically for use in such Shelf Registration Statement or Prospectus and provided, further, however, that the Issuer shall not be liable to the underwriter for any Holder or, in the case of any non-underwritten offering, to any Holder or its related Indemnified Holder to the extent that (A) such Liability arises out of or is based upon an untrue statement or omission made in any preliminary prospectus if (i) such underwriter or Holder, as applicable, failed to send or deliver a copy of the final prospectus with or prior to the delivery of written confirmation of the sale by such Holder to the Person asserting the claim from which such Liabilities arise, to the extent such underwriter or Holder, as applicable, was required to send and deliver such final prospectus, and (ii) the final prospectus would have corrected such untrue statement or such omission; or (B) such Liability arises out of or is based upon an untrue statement or omission in any such prospectus if (x) such untrue statement or omission is corrected in an amendment or supplement to such prospectus, and (y) having previously been furnished by or on behalf of the Issuer with copies of such prospectus as so amended or supplemented, such underwriter or Holder, as applicable, thereafter fails to deliver such prospectus as so amended or supplemented prior to or concurrently with the sale of a Security to the Person asserting the claim from which such Liability arises. The foregoing indemnity agreement is in addition to any liability which the Issuer may otherwise have to any Indemnified Holder. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder and shall survive the transfer of the Transfer Restricted Securities by such Holder.

           (b) Each Holder, severally and not jointly, shall indemnify and hold harmless the Issuer, its officers, directors and employees and each person, if any, who controls the Issuer within the meaning of the Securities Act, from and against any Liability, joint or several, in respect thereof, to which the Issuer or any such officer, director, employee or controlling person may become subject, insofar as any such Liability arises out of, or is based upon:

           (i) any untrue statement or alleged untrue statement of any material fact contained in any Shelf Registration Statement or Prospectus or any amendment or supplement thereto or any Blue Sky Application; or

           (ii) the omission or the alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Issuer by or on behalf of such Holder (or its related Indemnified Holder) specifically for use therein, and shall reimburse the Issuer and any such director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Issuer or any such director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such Liability as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Holder may otherwise have to the Issuer or any of its directors, officers, employees or controlling persons and any such director, officer, employee or controlling person. Notwithstanding anything to the contrary contained herein, no Holder shall be liable under this Section 6(b) for any amount in excess of the net proceeds to such Holder as a result of the sale of Transfer Restricted Securities pursuant to the applicable Shelf Registration Statement or Prospectus.

           (c)  Promptly after receipt by an indemnified party under this
Section 6 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 6. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that a Majority of Holders shall have the right to employ a single counsel to represent jointly a Majority of Holders and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by a Majority of Holders against the Issuer or any of its directors, officers, employees or controlling persons under this Section 6; and, provided further, that if a Majority of Holders shall have reasonably concluded that there may be one or more legal defenses available to them and their respective officers, employees and controlling persons that are different from or additional to those available to the Issuer and its officers, directors, employees and controlling persons, the fees and expenses of a single separate counsel shall be paid by the Issuer. No indemnifying party shall:

           (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld) settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or

           (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

           (d) If the indemnification provided for in this Section 6 shall for any reason be unavailable or insufficient to hold harmless an indemnified party under Section 6(a) or 6(b) in respect of any Liability referred to therein, each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such Liability:

           (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuer from the offering and sale of the Transfer Restricted Securities on the one hand and a Holder with respect to the sale by such Holder of the Transfer Restricted Securities on the other, or

           (ii) if the allocation provided by clause (6)(d)(i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 6(d)(i) but also the relative fault of the Issuer on the one hand and the Holders on the other in connection with the statements or omissions or alleged statements or alleged omissions that resulted in such Liability, as well as any other relevant equitable considerations.

The relative benefits received by the Issuer on the one hand and a Holder on the other with respect to such offering and such sale shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under the Purchase Agreement (before deducting expenses) received by the Issuer on the one hand, bear to the total proceeds received by such Holder with respect to its sale of Transfer Restricted Securities on the other. The relative fault of the parties shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer on the one hand or the Holders on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Issuer and each Holder agree that it would not be just and equitable if the amount of contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (d). The amount paid or payable by an indemnified party as a result of the Liability referred to above in this Section 6 shall be deemed to include, for purposes of this Section 6, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim. Notwithstanding the provisions of this Section 6, no Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Transfer Restricted Securities purchased by it were resold exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute as provided in this Section 6(d) are several and not joint.

           7. Rules 144 and 144A. The Issuer shall file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Issuer is not required to file such reports, it will, upon written request of any Holder of Transfer Restricted Securities, make publicly available other information so long as necessary to permit sales of their securities pursuant to Rules 144 and 144A, if the Conversion Price meets the requirements of Rule 144A(d)(3)(i). The Issuer covenants that it will take such further action as any Holder of Transfer Restricted Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell such Transfer Restricted Securities without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A, if the Conversion Price meets the requirements of Rule 144A(d)(3)(i), (including the requirements of Rule 144A(d)(4)). The Issuer will provide a copy of this Agreement to prospective purchasers of Transfer Restricted Securities identified to the Issuer upon request by any Purchaser. Upon the request of any Holder of Transfer Restricted Securities, the Issuer shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Issuer to register any of its securities pursuant to the Exchange Act.

           8. Participation in Underwritten Registrations. No Holder may participate in any Underwritten Registration hereunder unless such Holder:

           (i) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements; and

           (ii) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such underwriting arrangements.

           9. Selection of Underwriters. The Holders of Transfer Restricted Securities covered by a Shelf Registration Statement who desire to do so may sell such Transfer Restricted

Securities in an Underwritten Offering if approved by the Issuer. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Issuer; provided that such investment bankers and managers must be reasonably satisfactory to the Majority of Holders whose Transfer Restricted Securities are included in such offering.

           10. Miscellaneous.

           (a) Remedies. The Issuer acknowledges and agrees that any failure by the Issuer to comply with its obligations under Section 2 hereof may result in material irreparable injury to the Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Issuer's obligations under Section 2 hereof. The Issuer further agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

           (b) Adjustments Affecting Transfer Restricted Securities. The Issuer shall not, directly or indirectly, take any action with respect to the Transfer Restricted Securities as a class that would adversely affect the ability of the Holders of Transfer Restricted Securities to include such Transfer Restricted Securities in a registration undertaken pursuant to this Agreement.

           (c) No Inconsistent Agreements. The Issuer will not, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. In addition, the Issuer shall not grant to any of its security holders (other than the Holders of Transfer Restricted Securities in such capacity) the right to include any of its securities in any Shelf Registration Statement provided for in this Agreement other than the Transfer Restricted Securities. The Issuer has not previously entered into any agreement (which has not expired or been terminated) granting any registration rights with respect to its securities to any Person which rights conflict with the provisions hereof.

           (d) Amendments and Waivers. This Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, unless the Issuer has obtained the written consent of a Majority of Holders.

           (e) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, facsimile transmission, or air courier guaranteeing overnight delivery:

                (i) If to a Purchaser, at the address for such Purchaser set forth below such Purchaser's signature on the signature page(s) hereof;

                (ii) if to a Holder who is not otherwise a Purchaser, at the address set forth on the counterpart signature page to this Agreement provided by such Holder pursuant to Section 10(f) below and

                                                                              22
           (iii)   if to the Issuer:

                   PG&E Corporation
                   One Market, Spear Tower
                   Suite 2400
                   San Francisco, California 94105
                   Attention: Assistant Treasurer
                   Facsimile: (415) 267-7265
                   Telephone: (415) 267-7052

                   With copies to:

                   PG&E Corporation
                   One Market, Spear Tower
                   Suite 2400
                   San Francisco, California 94105
                   Attention: Chief Counsel - Corporate
                   Facsimile: (415) 817-8225
                   Telephone: (415) 817-8200

                   and

                   Latham & Watkins
                   633 West Fifth Street
                   Suite 4000
                   Los Angeles, California 90071
                   Attention:  Tom Sadler
                   Facsimile: (213) 891-8763
                   Telephone: (213) 485-1234

           All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if transmitted by facsimile; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

           (f) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that (i) this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign is a Permitted Assign (as defined in the Purchase Agreement) or acquired Transfer Restricted Securities from such Holder in compliance with any restrictions on transfer applicable thereto and (ii) nothing contained herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Securities in violation of the terms of the Purchase Agreement or the Indenture. If any transferee of any Holder shall acquire Transfer Restricted Securities, in any manner, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer Restricted Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement. The Issuer hereby agrees to extend the benefits of this Agreement to subsequent Holders of Transfer Restricted Securities who execute a counterpart signature page hereto.

           (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

           (h) Securities Held by the Issuer or Its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Transfer Restricted Securities is required hereunder, Transfer Restricted Securities held by the Issuer or its "affiliates" (as such term is defined in Rule 405 under the Securities Act) (other than the Purchasers or subsequent Holder of Transfer Restricted Securities if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such Transfer Restricted Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

           (i) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

           (j) Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

           (k) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired or invalidated thereby.

           (l) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and the registration rights granted by the Issuer with respect to the Transfer Restricted Securities. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Issuer with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                            [Signature pages follow]

           In Witness Whereof, the parties have executed this Agreement as of the date first written above.


                                        PG&E CORPORATION



                                        By: _____________________________
                                            Name:
                                            Title:

                                Jackson Investment Fund Ltd.

                                By:_____________________________
                                   Name:
                                   Title:

                                Address for notices:

                                c/o Citadel Investment Group, L.L.C.
                                225 West Washington Street
                                Chicago, Illinois 60606
                                Attention: Bradford Couri and
                                           Kenneth A. Simpler
                                Facsimile: (312) 368-1348

                                with a copy to:

                                Katten Muchin Zavis Rosenman
                                525 West Monroe Street,
                                Suite 1600
                                Chicago, Illinois 60661
                                Attention: Robert Brantman, Esq.
                                Facsimile: 312-902-1061
                                Telephone: 312-902-5200

                          Citadel Credit Trading Ltd.

                          By:_____________________________
                             Name:
                             Title:

                          Address for notices:
                          c/o Citadel Investment Group, L.L.C.
                          225 West Washington Street
                          Chicago, Illinois 60606
                          Attention: Bradford Couri and
                                     Kenneth A. Simpler
                          Facsimile: (312) 368-1348

                          with a copy to:

                          Katten Muchin Zavis Rosenman
                          525 West Monroe Street,
                          Suite 1600
                          Chicago, Illinois 60661
                          Attention: Robert Brantman, Esq.
                          Facsimile: 312-902-1061
                          Telephone: 312-902-5200

                            Citadel Equity Fund Ltd.

                            By:_____________________________
                               Name:
                               Title:

                            Address for notices:

                            c/o Citadel Investment Group, L.L.C.
                            225 West Washington Street
                            Chicago, Illinois 60606
                            Attention: Bradford Couri and
                                       Kenneth A. Simpler
                            Facsimile: (312) 368-1348

                            with a copy to:

                            Katten Muchin Zavis Rosenman
                            525 West Monroe Street,
                            Suite 1600
                            Chicago, Illinois 60661
                            Attention: Robert Brantman, Esq.
                            Facsimile: 312-902-1061
                            Telephone: 312-902-5200

                                                                       EXHIBIT A

                                PG&E CORPORATION

             FORM OF SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE

         Beneficial owners that do not complete this Questionnaire within 20 Business Days of receipt hereof and deliver it to the Issuer as provided below will not be named as selling securityholders in the prospectus and therefor will not be permitted to sell any Transfer Restricted Securities pursuant to the Shelf Registration Statement.

         The undersigned beneficial holder of 7.50% Convertible Subordinated Notes due 2007 (together with any PIK Securities or other securities that may be issued thereon, the "Securities") of PG&E Corporation, a California corporation (the "Issuer"), or shares of common stock, no par value per share, issuable upon conversion of the Securities (the "Conversion Shares" and together with the Securities, the "Transfer Restricted Securities") of the Issuer understands that the Issuer has filed, or intends to file, with the Securities and Exchange Commission (the "Commission") a registration statement (the "Shelf Registration Statement"), for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Transfer Restricted Securities in accordance with the terms of the Resale Registration Rights Agreement, dated as of June 25, 2002 (the "Registration Rights Agreement") between the Issuer and the Purchasers named therein. A copy of the Registration Rights Agreement is available from the Issuer upon request at the address set forth below. All capitalized terms not otherwise defined herein have the meaning ascribed thereto in the Registration Rights Agreement.

         Each beneficial owner of Transfer Restricted Securities is entitled to the benefits of the Registration Rights Agreement. In order to sell or otherwise dispose of any Transfer Restricted Securities pursuant to the Shelf Registration Statement, a beneficial owner of Transfer Restricted Securities generally will be required to be named as a selling securityholder in the related Prospectus, deliver a Prospectus to purchasers of Transfer Restricted Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions, as described below).

         Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and the related Prospectus. Accordingly, holders and beneficial owners of Transfer Restricted Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and the related Prospectus.

                                     NOTICE

         The undersigned beneficial owner (the "Selling Securityholder") of Transfer Restricted Securities hereby gives notice to the Issuer of its intention to sell or otherwise dispose of Transfer Restricted Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3) pursuant to the Shelf Registration Statement. The undersigned, by signing and returning this Questionnaire, understands that it will be bound by the terms and conditions of this Questionnaire and the Registration Rights Agreement.

         Pursuant to the Registration Rights Agreement and subject to the terms thereof, the undersigned has agreed to indemnify and hold harmless the Issuer, the Issuer's directors, the Issuer's officers who sign the Shelf Registration Statement and each person, if any, who controls the Issuer within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against certain losses set forth therein arising in connection with statements concerning the undersigned made in the Shelf Registration Statement or the related Prospectus in reliance upon the information provided in this Questionnaire.

         The undersigned hereby provides the following information to the Issuer and represents and warrants that such information is accurate and complete:

                                  QUESTIONNAIRE

2.       Information Regarding Selling Securityholder

         (a)       Full legal name of Selling Securityholder: __________________

         (b) Full legal name of registered holder (if not the same as (a) above) through which Transfer Restricted Securities listed in Item (3) below are held:
                   __________________________________________________________

         (c) Full legal name of DTC participant (if applicable and if not the same as (b) above) through which Transfer Restricted Securities listed in Item (3) are held:
                   __________________________________________________

3.       Address for Notices to Selling Securityholders

         Telephone:  ____________________________

         Fax:  _________________________________

         Contact Person:  ________________________

4.       Beneficial Ownership of Transfer Restricted Securities

         (a) Type of Transfer Restricted Securities beneficially owned, and principal amount of Securities or number of Conversion Shares, as the case may be, beneficially owned: _____________
                   __________________________________

         (b) CUSIP No(s). of such Transfer Restricted Securities beneficially owned: _________________________________________

5. Beneficial Ownership of the Issuer's Securities Owned by the Selling Securityholder

         Except as set forth below in this Item (4), the undersigned is not the beneficial or registered owner of any securities of the Issuer other than the Transfer Restricted Securities listed above in Item (3) ("Other Securities").

         (a) Type and amount of Other Securities beneficially owned by the Selling Securityholder: _________________________________________

         (b)   CUSIP No(s). of such Other Securities beneficially owned:

               _________________________________________________________________

6.       Relationship with the Issuer

         Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Issuer (or its predecessors or affiliates) during the past three years.

         State any exceptions here: ____________________________________________

7.       Plan of Distribution

         Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Transfer Restricted Securities listed above in Item (3) pursuant to the Shelf Registration Statement only as follows (if at all). Such Transfer Restricted Securities may be sold from time to time directly by the undersigned or, alternatively, through underwriters, broker-dealers or agents. If the Transfer Restricted Securities are sold through underwriters or broker-dealers, the Selling Securityholder will be responsible for underwriting discounts or commissions or agent's commissions. Such Transfer Restricted Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions):

                (i) on any national securities exchange or quotation service on which the Transfer Restricted Securities may be listed or quoted at the time of sale;

                (ii) in the over-the-counter market;

                (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market; or

                (iv) through the writing of options, whether such options are listed on an options exchange or otherwise;

                (v)   ordinary brokers' transactions;

                (vi) purchases by brokers, dealers or underwriters as principal and resale by these purchasers for their own accounts pursuant to this prospectus;

                (vii) "at the market," to or through market makers, or into an existing market for our common stock;

                (viii) in other ways not involving market makers or established trading markets, including direct sales to purchasers or sales effected through agents;

                (ix) through transactions in swaps or other derivatives ( whether exchange-listed or otherwise); or

                (x)    to cover short sales.

         In connection with sales of the Transfer Restricted Securities or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Transfer Restricted Securities and deliver Transfer Restricted Securities to close out such short positions, or loan or pledge Transfer Restricted Securities to broker-dealers that in turn may sell such securities.

         State any exceptions here:  ___________________________________________

         _______________________________________________________________________


         Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Transfer Restricted Securities without the prior agreement of the Issuer.

8.       Instructions for Delivery of Questionnaire

         Please return the completed and executed Questionnaire to PG&E Corporation at:

                                   PG&E Corporation
                                   One Market, Spear Tower
                                   Suite 2400
                                   San Francisco, CA  94105
                                   Attention: Assistant Treasurer

9.       Acknowledgments

         By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to items (1) through (7) above and the inclusion of such information in the Shelf Registration Statement and the related Prospectus. The undersigned understands that such information will be relied upon by the Issuer in connection with the preparation or amendment of the Shelf Registration Statement and the related Prospectus.

         IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

                                           Beneficial Owner

                                           By: ________________________________
                                               Name:
                                               Title:
                                               Date: